UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2018

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                       Results of Operations and Financial Condition

On July 26, 2018, California Water Service Group (the “Company”) issued a press release (a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference) announcing its financial results for the second quarter of 2018, ended June 30, 2018.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As announced, the Company will host a conference call on Thursday, July 26, 2018 at 11:00 am ET to discuss financial results and management’s business outlook. The financial results announcement contains information about how to access the conference call.  A slide presentation, which includes supplemental information relating to the Company, will be used by management during the conference call.  A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The Exhibits will be posted on the Company’s website at www.calwatergroup.com under the “Investor Relations” tab.

The information furnished pursuant to Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.                                       Regulation FD Disclosure.

The information included in the Exhibits to this report is incorporated by reference in response to this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                       Financial Statements and Exhibits.

We hereby furnish the following exhibits, which shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, with this report:

Exhibit No.	Description
99.1	Press Release issued July 26, 2018
99.2	Slide presentation relating to conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: July 26, 2018	By:	/s/ Thomas F. Smegal
	Name:	Thomas F. Smegal
	Title:	Vice President, Chief Financial Officer & Treasurer